Exhibit 10.18
MANAGEMENT-EMPLOYEE AGREEMENT
(Key Employee)

This Management-Employee Agreement (“Agreement”) is made and entered into between C. H. Robinson Worldwide, Inc., a Delaware corporation, and its subsidiaries and affiliated companies (collectively, the “Company”) and the undersigned employee (“Employee”), a key employee of the Company.

I.RECITALS

WHEREAS, Employee understands and agrees that Employee is a key employee and operates in a position that is of critical importance to the operation of the Company’s business;

WHEREAS, Employee understands and agrees that Employee’s position requires exercising significant responsibility and that Employee must maintain the utmost trust and fiduciary duty to the Company;

WHEREAS, the Company and Employee agree that the Company has a legitimate business interest in, among other things, its Confidential Information (defined below) and Trade Secrets (defined below), and in the significant time, money, training, team building and other efforts it expends to develop Employee’s skills to assist Employee in performing Employee’s duties for the Company, including with respect to establishing, developing and maintaining the goodwill and business relationships with the Company’s Business Partners (defined below) and employees, all of which Employee agrees are unique and valuable assets of the Company to which it has devoted substantial resources and without the knowledge of which Employee could not progress within the Company;

WHEREAS, the Company and Employee agree that the Company’s Confidential Information and Trade Secrets, including key information about, and goodwill in, its Business Partners and employees are not generally known to the public, were developed over time and at significant cost to the Company, and are the subject of reasonable efforts of protection by the Company against disclosure to unauthorized parties;

WHEREAS, as part of performing Employee’s duties for the Company, Employee will have access to and/or will use the Company’s Confidential Information and Trade Secrets and will work with Business Partners and employees, and Employee will be a representative of the Company to many of the Company’s Business Partners and, in some instances, may be the Company’s sole and exclusive contact with a Business Partner. In this capacity, Employee will be given significant responsibility for maintaining or enhancing the business relationship and/or goodwill of the Company with such Business Partners; and

WHEREAS, the Company and Employee agree that this Agreement is reasonable to protect the Company against the irreparable harm it would suffer if Employee left the Company’s employment (for any reason) and used or disclosed its Confidential Information and Trade Secrets, and/or interfered with the goodwill and relationships the Company has in its Business Partners and employees.

NOW, THEREFORE, for good and valuable consideration, to which Employee would not otherwise be entitled without entering into this Agreement, including: (a) the promises and covenants contained in this Agreement; (b) Employee’s employment or continued employment with the Company; (c) Employee’s access to and use of the Company’s Confidential Information and Trade Secrets, including key information about, and goodwill in, its Business Partners and employees; (d) the specialized training the Company provides to Employee to allow Employee to perform Employee’s duties for the Company; and/or (e) other good and valuable monetary consideration (e.g., equity, bonuses, advancement, etc.), the Company and Employee agree as follows (including the foregoing recitals which are expressly incorporated in this Agreement):

Exhibit 10.18
II.EMPLOYMENT

A.Employment. The Company hereby employs Employee, and Employee accepts such employment and agrees to perform services for the Company, upon the terms and conditions set forth in this Agreement.

B.Term. The Company and Employee mutually agree that this Agreement shall become effective when executed by Employee and shall remain in full force and effect until terminated in accordance with Section II.F. of this Agreement. Employee shall remain obligated to comply with all of the post- employment obligations contained in this Agreement, including, but not limited to, the restrictions and limitations contained in Sections IV, V and VI of this Agreement.

C.Performance of Duties. Employee agrees to serve the Company faithfully and to the best of Employee’s ability and to devote Employee’s full time attention and efforts to the business and affairs of the Company during the term of Employee’s employment with the Company. Employee hereby confirms that Employee has no obligations or commitments, whether by contract or otherwise, inconsistent with Employee’s obligations set forth in this Agreement.

D.Compensation.

(1)Base Salary. As compensation for all services to be rendered by Employee under this Agreement, the Company shall pay to Employee an annualized salary which shall be set on an annual basis in accordance with the Company’s standard practices and procedures. Employee’s salary shall be paid in accordance with the Company’s normal payroll procedures and policies, as such procedures and policies may be modified from time to time.

(2)Annual Bonus. Employee may also be eligible to receive an annualized bonus in an amount to be determined in the sole discretion of the Company’s management or the Compensation Committee of the Board of Directors of the Company, if applicable.

(3)Participation in Benefits. During the term of Employee’s employment with the Company, Employee shall be entitled to participate in the employee benefit plans offered generally by the Company to its employees, to the extent that Employee’s position, tenure, salary, health, and other qualifications make Employee eligible to participate. Employee’s participation in such benefit plans shall be subject to the terms of the applicable plans, as the same may be amended from time to time. The Company does not guarantee the adoption or continuance of any particular employee benefit plan during Employee’s employment with the Company, and nothing in this Agreement is intended to, or shall in any way restrict the right of the Company, to amend, modify or terminate any of its benefit plans during the term of Employee’s employment with the Company.

(4)Equity Grants. Employee shall be eligible to participate in the 2022 Equity Incentive Plan and any successor plans adopted by the Company. Grants made under such 2022 Equity Incentive Plan and any successor plans are made in the sole discretion of the Company. The nature and amount of any equity grants made by the Company to Employee shall be determined in the sole discretion of the Company’s management or the Compensation Committee of the Board of Directors of the Company, if applicable. The terms and conditions of Employee’s entitlement to any equity compensation shall be determined by the terms of the equity grant.

(5)Expenses. In accordance with the Company’s normal policies for expense reimbursement, the Company will reimburse Employee for all reasonable and necessary expenses incurred by Employee in the performance of Employee’s duties under this Agreement, subject to the presentment of receipts or other documentation acceptable to Employer.

Exhibit 10.18
E.Other Employment Policies. As a condition precedent to the Company’s hiring or continued employment of Employee and the Company’s performance of its obligations hereunder,

Employee shall comply with all applicable Federal and State laws and regulations, and all the policies, rules, or codes of conduct generally in effect for employees of the Company during the term of Employee’s employment with the Company.

F.Termination.

(1)Termination by the Company for Cause. Employee’s employment pursuant to this Agreement shall terminate immediately in the event the Company shall determine, in its sole discretion, that there is “cause” to terminate Employee’s employment, included but not limited to any of the following:

(a)Employee’s material breach of any contractual obligation to the Company under the terms of this Agreement or any other agreement between Employee and the Company, or of any fiduciary duty to the Company;

(b)Employee’s indictment, charge, or conviction for any crime involving moral turpitude or any felony;

(c)Employee’s failure to carry out any reasonable directive of the Company;

(d)Employee’s embezzlement or misappropriation of funds or other assets of the Company;

(e)Any failure by Employee to comply with any policy, rule or code of conduct generally applicable to the Company’s employees or to the Company’s management employees such as Employee; or

(f)A demonstrated lack of commitment of Employee to the Company, conduct by Employee which is detrimental to the Company, or Employee’s failure to perform the assigned duties of Employee’s position at a level of individual performance adequate to the Company; provided that, in the case of any conduct that is reasonably susceptible of cure, Employee shall have thirty (30) days to cure any such lack of commitment or failure after the Company provides Employee written notice of the actions or omissions constituting the lack of commitment, detrimental conduct or failure.

(2)Termination by the Company without Cause. The Company may immediately terminate Employee’s employment with the Company at any time and for any reason.

(3)Termination by Employee. Employee may terminate Employee’s employment at any time by giving fifteen (15) days written notice thereof to the Company. Upon notice of termination by Employee, the Company may at its option elect to have Employee cease to provide services immediately, provided that during such 15-day notice period, Employee shall be entitled to earn and be paid Employee’s base salary.

(4)Effect Of and Compensation Upon Termination.

(a)If employment is terminated in accordance with Sections II.F.(1) or F. (2) of this Agreement, Employee shall not be entitled to receive any additional compensation under this Agreement after the effective date of such termination.

(b)If employment is terminated in accordance with Section II.F.(3) of this Agreement, Employee will be entitled to receive Employee’s base salary for fifteen (15) days, provided that Employee has complied with all Employee’s obligations to the

Exhibit 10.18
Company, including but not limited to Employee’s obligations under this Agreement and further provided that Employee signs and does not rescind a separation agreement and release in a form acceptable to the Company.

(c)Notwithstanding any other provision in this Agreement, should Employee’s employment with the Company be terminated for any reason, Employee shall not earn and will have no right to receive any compensation except as expressly provided in this Agreement or in the terms and conditions of a compensation plan or program.

III.DEFINITIONS

A.“Business Partner” means any Customer (defined below), Carrier (defined below), consultant, contractor, supplier, grower or vendor, with whom, within two (2) years prior to the Last Day (defined below), Employee, directly or indirectly (e.g., through employees whom Employee directly supervised): (1) provided, or worked with in providing, products or services in connection with the Company Business (defined below); or (2) provided written proposals concerning selling, making or receiving products or services from the Company.

B.“Carrier” means any person, company or organization that the Company has engaged for transportation services in the Company Business.

C.“Company Business” means freight brokerage and contracting; contract logistics, including retail, consolidation, and distribution; freight forwarding or backhauling; transportation logistics; transportation management services (“TMS”); transportation-related and logistics technology; supply chain consulting; custom house brokerage businesses; fresh fruit and vegetable business (e.g., Robinson Fresh), including the sourcing, purchasing, marketing, selling and distribution of fresh fruits and vegetables; and other businesses in which the Company is involved during Employee’s employment with the Company.

D.“Competing Business” means any product, process, system or service (in existence or under development) of any person or organization other than the Company that is the same as, similar to, or competes with the Company Business (in existence or under development) upon which Employee worked or had responsibilities at the Company during the two (2) years prior to the Last Day.

E.“Competitor” means Employee or any other person or organization engaged in or about to become engaged in, research or development, production, marketing, leasing, selling, or servicing of a Competing Business.

F.“Confidential Information.”

(1)“Confidential Information” means all information written (including generated/stored on magnetic, digital, photographic or other media) or oral, relating to any aspect of the Company Business, existing or reasonably foreseeable, which is disclosed to Employee, to which Employee was given access, or which was conceived, discovered or developed by Employee (alone or jointly with others), and which is not generally known or which is proprietary to the Company, including but not limited to: the Company’s strategic and other business plans, designs, information relating to employees or Business Partners, customer, and/or carrier lists, and marketing information, aids or materials, accounting information, merchandising information, rate and/or pricing information, and information-gathering techniques and methods, and all accumulated data, listings, or similar recorded matter used or useful in freight brokerage and contracting; contract logistics, including retail, consolidation, and distribution; freight forwarding or backhauling; transportation logistics; “TMS”; transportation-related and logistics technology; supply chain consulting; custom house brokerage businesses; fresh fruit and vegetable business (e.g., Robinson Fresh, including the sourcing, purchasing, marketing, selling and distribution of fresh

Exhibit 10.18
fruits and vegetables), service contracts, contract terms, tariff information, and operating systems, computer programs, software and/or code.

(2)All information disclosed to Employee, or to which Employee has access during the period of Employee’s employment, for which there is any reasonable basis to be believed is, or which appears to be treated by the Company as, Confidential Information, shall be presumed to be Confidential Information hereunder, and Employee agrees to treat all the following as Confidential: (a) all information contained on any computer or computer system of the Company; and (b) all information which has been disclosed to Employee or to which Employee has access during Employee’s period of employment with the Company that the Company does not intentionally disclose to the general public.

(3)Employee specifically understands and agrees that the term Confidential Information also includes all confidential information of a third party that may be communicated to, acquired by, learned of, or developed by Employee in the course of or as a result of Employee’s employment with the Company.

(4)Confidential Information does not include information that is or may become known to Employee or to the public from sources outside the Company and through means other than a breach of this Agreement or disclosed by Employee after written approval from the Company.

G.“Customer” means any person, company or organization that has engaged the Company’s services in the Company Business.

H.“Inventions” means discoveries, developments, improvements, Trade Secrets, processes, formulas, data, lists, software programs, and all other works of authorship, mask works, ideas, concepts, know-how, designs, methodologies and techniques, whether or not any of the foregoing is or are patentable or registrable under copyright or any other intellectual property laws or industrial property laws in the United States or elsewhere.

I.“Last Day” means Employee’s last day of employment with the Company regardless of the reason for Employee’s separation, including voluntary and involuntary.

J.“Restricted Geographic Area” means anywhere within the United States or any other country in which during the twelve (12) months prior to the Last Day the Company does business and where: (1) Employee provided material services on behalf of the Company (or in which Employee supervised, directly or indirectly (e.g., through others), the servicing activities), and/or (2) Employee solicited Business Partners or otherwise sold services on behalf of the Company (or in which Employee supervised, directly or indirectly (e.g., through others), the solicitation or servicing activities related to such Business Partners); and/or (3) Employee’s use or disclosure of Confidential Information and Trade Secrets would allow a Competitor to unfairly compete against the Company. “Material” means Employee’s primary job duties and responsibilities as directed by the Company.

K.“Restricted Period” means the period of Employee’s employment with the Company and a period of one (1) year following the Last Day. Employee recognizes that this durational term is reasonably and narrowly tailored to the Company’s legitimate business interest and need for protection with each position Employee holds at the Company.

L.“Retained Inventions” means Inventions that Employee has, alone or jointly with others, prior to commencement of employment, discovered, developed, created, conceived, reduced to practice, made, learned, or written, or caused to be discovered, developed, created, conceived, reduced to practice, made, learned, or written, that Employee considers to be Employee’s property or the property of third parties.

Exhibit 10.18
M.“Trade Secret” means information defined as a trade secret under applicable State law or the Defend Trade Secrets Act of 2016.

IV.CONFIDENTIAL INFORMATION AND TRADE SECRETS

A.Access and Use. Employee expressly acknowledges and agrees that, by virtue of Employee’s employment with the Company and exercise of Employee’s duties for the Company, Employee will have access to and will use certain Confidential Information and Trade Secrets, and that such Confidential Information and Trade Secrets constitute confidential and proprietary business information and/or Trade Secrets of the Company, all of which is the Company’s exclusive property. Accordingly, Employee agrees that Employee will not, and will not permit any other person or entity to, directly or indirectly, without the prior written consent of the Company: (1) use Confidential Information or Trade Secrets for the benefit of any person or entity other than the Company; (2) remove, copy, duplicate or otherwise reproduce any document or tangible item embodying or pertaining to any of the Confidential Information or Trade Secrets, except as required to perform responsibilities for the Company; and (3) while employed and thereafter, publish, release, disclose, deliver or otherwise make available to any third party any Confidential Information or Trade Secrets by any communication, including oral, documentary, electronic or magnetic information transmittal device or media.

B.Duration of Confidential Information and Trade Secrets. This obligation of non-disclosure and non-use shall last so long as the information remains confidential. Employee, however, understands that, if Employee primarily lives and works in any state requiring a temporal limit on non-disclosure clauses, Confidential Information that is not a Trade Secret shall be protected for no less than two (2) years following the Last Day. Employee also understands that Trade Secrets are protected by statute and are not subject to any time limits. Employee also agrees to contact the Company before using, disclosing, or distributing any Confidential Information or Trade Secrets if Employee has any questions about whether such information is protected information.

C.Immunity under the Defend Trade Secrets Act of 2016. Employee shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a Trade Secret that: (1) is made (a) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, and (b) solely for the purpose of reporting or investigating a suspected violation of law; or (2) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Disclosures to attorneys, made under seal, or pursuant to court order are also protected in certain circumstances under said Act.

D.Additional Legal Exceptions to Non-Disclosure Obligations. Nothing in this Agreement shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, especially with respect to a Federal or State administrative agency (e.g., EEOC, equivalent State employment agency, etc.) or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation, or order. With respect to an order of a court of competent jurisdiction, Employee will promptly provide the Chief Legal Officer or the Chief Human Resources Officer, or their designee, of the Company with written notice of any such order. If the Company chooses to seek a protective order or other remedy, Employee will cooperate fully with the Company. If the Company does not obtain a protective order or other remedy or waives compliance with certain provisions of this Agreement, Employee will furnish only that portion of the Confidential Information which, in the written opinion of counsel, is legally required to be disclosed and will use Employee’s best efforts to obtain assurances that confidential treatment will be accorded to such disclosed Confidential Information. In addition, nothing in this Agreement in any way prohibits or is intended to restrict or impede, and shall not be interpreted or understood as restricting or impeding, Employee from: (a) exercising Employee’s rights under Section 7 of the National Labor Relations Act (NLRA); or (b) otherwise disclosing or discussing truthful information about unlawful employment practices (including unlawful discrimination, harassment, retaliation, or sexual assault).

Exhibit 10.18
V.RETURN OF PROPERTY/SOCIAL MEDIA

Employee agrees that upon the Last Day (or earlier if requested by the Company) to immediately return to the Company all property and information belonging to the Company (in electronic or hard-copy form). Employee shall also disclose to the Company any passwords for Employee’s computer or other access codes for anything associated with Employee’s employment with the Company, and shall not delete or modify any property prior to its return to the Company. To the extent allowed by law, Employee shall also provide the Company with access to any personal computer, tablet, phone, external hard drives, flash drives, cloud-based storage platforms, or any other personal device or storage location with Company information, whether or not such information is designated as confidential or proprietary, so that the Company may remove or delete any Company information. The third-party forensic provider shall hold Employee’s personal information in confidence (and not disclose it to the Company) and shall limit its activity solely to removing and deleting Company information from the Employee Devices. Employee further acknowledges and agrees that, beginning on the Last Day, (a) Employee shall remove any reference to the Company as Employee’s current employer from any source Employee controls, either directly or indirectly, including, but not limited to, any social media, including LinkedIn, Facebook, Twitter, Instagram, Google+, and/or MySpace, etc. and (b) Employee is not permitted to represent Employee as currently being employed by the Company to any person or entity, including, but not limited to, on any social media.

VI.RESTRICTIVE COVENANTS

A.Employee will devote Employee’s entire time, attention, and energies to the Company Business and shall not, without the prior written consent of the Chief Legal Officer or the Chief Human Resources Officer, or their designee, of the Company, during the period of Employee’s employment, be engaged in any other employment or business activity whether or not such activity is pursued for gain, profit or other pecuniary advantage. Employee will comply with all applicable Federal and State laws and regulations, and all the policies, rules, or codes of conduct generally in effect for employees of the Company during Employee’s employment.

B.During the Restricted Period, Employee shall not directly or indirectly (through others):

(1)Business Partner Non-Solicitation: and in connection with a Competing Business, solicit or refer or attempt to solicit or refer any Business Partner to a Competitor.

(2)Business Partner/Non-Interference/Non-Diversion: (a) induce, encourage or cause any Business Partner to terminate a relationship with the Company or (b) limit, divert, decrease or in any manner modify to the Company’s detriment, the Business Partner’s business relationship with the Company.

(3)Employee Non-Solicitation/Non-Interference: (a) recruit or solicit any employee or agent of the Company for employment or service with or on behalf of any Competing Business; (b) attempt to interfere with the contract or relationship between the Company and any of its employees or agents; or (c) cause or attempt to cause any employee or agent of the Company to terminate or reduce employment or service with the Company.

(4)Non-Competition: within the Restricted Geographic Area, perform the same or similar responsibilities Employee performed for the Company in connection with a Competing Business. Nothing in this Agreement is intended to prevent Employee from investing Employee’s funds in securities of a person engaged in a business that is directly competitive with the Company if the securities of such a person are listed for trading on a registered securities exchange or actively traded in an over-the-counter market and Employee’s holdings represent less than one percent (1%) of the total number of outstanding shares or principal amount of the securities of such a person.

C.As a form of equitable relief so that the Company receives the full benefit of Employee’s promises in the restrictive covenants and where permitted by law, the Company reserves the right to

Exhibit 10.18
request, and Employee will not object, that a court of competent jurisdiction extend the Restricted Period for any period of time that Employee is in breach of this Agreement.

D.Employee acknowledges and agrees that: the covenants in this section are necessary and essential to protect the Company’s Confidential Information, Trade Secrets and the goodwill in its Business Partners; the area, duration and scope of the covenants in this section are reasonable and necessary to protect the Company; they do not unduly oppress or restrict Employee’s ability to earn a livelihood in Employee’s chosen profession; they are not an undue restraint on Employee’s trade or any of the public interests that may be involved; good and valuable consideration exists for Employee’s agreement to be bound by such covenants; and the Company has a legitimate business purpose in requiring Employee to abide by the covenants set forth in this section.

E.Employee understands that Employee’s restrictive covenant obligations in this section shall not apply to Employee if Employee is covered under applicable State statute or local ordinance/rule prohibiting non-competes or non-solicits, including on the basis of Employee’s income.

VII.INVENTIONS

A.Employee shall communicate to the Company as promptly and fully as practicable all Inventions which are (or were) conceived or reduced to practice by Employee (alone or jointly with others) (1) during Employee’s employment with the Company, or (2) within one (1) year following the Last Day. Employee hereby assigns to the Company and/or its nominees, all of Employee’s right, title, and interest in such Inventions, and all of Employee’s right, title, and interest in any patents, copyrights, patent applications, or copyright applications based thereon. Employee shall assist the Company and/or its nominees (without charge but at no expense to Employee) at any time and in every proper way to obtain for the Company and/or its nominees the benefits, patents and copyrights for all such Inventions anywhere in the world and to enforce its and/or their rights in legal proceedings. To the extent any materials prepared by Employee (alone or jointly with others) during Employee’s employment with the Company include material subject to copyright protection (or other intellectual property protection), it is understood and agreed that such materials have been specially commissioned by the Company and they shall be deemed “work for hire” as such term is defined under U.S. copyright law. Employee acknowledges and agrees that all documents, digitally, magnetically or optically encoded media, and other tangible materials created by Employee (alone or jointly with others) during Employee’s employment with the Company shall be owned by the Company. Employee irrevocably acknowledges the Company’s sole ownership in all right, title, and interest to all work created by Employee during Employee’s employment with the Company and further agrees to engage in no conduct and take no position inconsistent with such sole ownership by the Company.

B.Employee understands and agrees that the decision whether or not to commercialize or market any Invention is within the Company’s sole discretion and for the Company’s sole benefit and that no royalty will be due to Employee as a result of the Company’s efforts to commercialize or market any such Company Invention. Employee acknowledges and agrees that nothing in this Agreement shall be deemed to grant, by implication, estoppel or otherwise, (1) a license from the Company to Employee to make, use, license, or transfer in any way an Invention or (2) a license from the Company to Employee regarding any of the Company’s existing or future ownership rights in Inventions or intellectual property.

C.To preclude any possible uncertainty over the ownership of any Inventions, Employee has, to the best of Employee’s knowledge, set forth in writing and attached hereto a complete list of all Retained Inventions. Employee will advise the Company promptly in writing of any Invention that Employee believes constitutes a Retained Invention and is not otherwise disclosed. Employee agrees that Employee will not incorporate, or permit to be incorporated, any Retained Inventions without the Company’s prior written consent. Notwithstanding the foregoing sentence, if, in the course of employment, Employee incorporates any Retained Inventions into an Invention, product, or service or relies upon any Retained Invention in discovering, developing, creating,

Exhibit 10.18
conceiving, or reducing to practice any Invention, Employee hereby unconditionally grants to the Company a non-exclusive, perpetual, irrevocable, worldwide, royalty-free, fully paid, assignable, right and license (with the right to sublicense through multiple levels of sublicensees) to: (1) reproduce, create derivative works of, distribute, publicly perform, publicly display, digitally perform, transmit and display, and otherwise use such Retained Invention in any medium or format, whether now known or hereafter discovered, as part of or in connection with such Invention, product, or service; (2) use, make, have made, sell, offer to sell, import, and otherwise exploit such Retained Invention as part of or in connection with such Company Invention, product, or service; and (3) exercise any and all other present or future rights in such Retained Invention as part of or in connection with such Invention, product, or service. During employment, Employee agrees to keep and maintain adequate and current written records of all Inventions made by Employee, solely or jointly with others, and the records will remain the sole property of the Company.

D.Employee understands that the obligations under this section do not apply to any Invention for which no equipment, supplies, facility, or Confidential Information or Trade Secrets of the Company was used and which was developed entirely on Employee’s own time, unless (1) the Invention relates to (i) the Company Business or (ii) the Company’s actual or demonstrably anticipated research or development, or (1) the Invention results from any work performed by Employee for the Company. If Employee is employed in California, Employee further understands that the provisions of California Labor Code Section 2870 apply:

Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or (ii) result from any work performed by the employee for the employer.

Employee will advise the Company promptly in writing of any Inventions that Employee believes meets the criteria of Labor Code Section 2870 and are not otherwise previously disclosed to permit a determination of ownership by the Company. Any such disclosure will be received in confidence.

E.Employee also assigns to the Company (or to any of its nominees) all rights which Employee may have or acquire in any Invention, full title to which is required to be in the United States by a contract between the Company and the United States or any of its agencies.

F.Employee hereby irrevocably designates and appoints the Company and each of its duly authorized officers and agents as Employee’s agent and attorney-in-fact to act for and on Employee’s behalf and stead to execute and file any document and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights and other proprietary rights with the same force and effect as if executed and delivered by Employee. The power of attorney is coupled with an interest, is irrevocable, and shall not be affected by Employee’s subsequent incapacity or death. Employee hereby waives and quitclaims to the Company any and all claims, of any nature whatsoever, that Employee now or may hereafter have for infringement of any patents, mask works or copyrights resulting from any such application for letters patent or mask work or copyright registrations assigned hereunder to the Company.

VIII. EXIT INTERVIEW

To ensure a clear understanding of this Agreement and Employee’s post-employment obligations to the Company, at the Company’s request, Employee agrees to engage in an exit interview with the Company at a time and place designated by the Company. At its option, the Company either

Exhibit 10.18
may elect to conduct the exit interview at the Company’s principal headquarters in Minneapolis, Minnesota, through written correspondence or by telephone; provided, however, that the Company shall pay all reasonable travel and lodging expenses incurred by Employee in attending such exit interview if the Company requires Employee’s personal attendance.

IX.SEVERABILITY AND REFORMATION

The covenants in each section of this Agreement are independent of any other provisions of this Agreement. Each term in this Agreement constitutes a separate covenant between the parties, and each term is fully severable from any other term. Employee and the Company agree if any particular paragraphs, subparagraphs, phrases, words, or other portions of this Agreement are determined by an appropriate court to be invalid or unenforceable as written, they shall be modified as necessary to comport with the reasonable intent and expectations of the parties and in favor of providing reasonable protection to all of the Company’s legitimate business interests, and such modification shall not affect the remaining provisions of this Agreement, or if they cannot be modified to be made valid or enforceable, then they shall be severed from this Agreement, and all remaining terms and provisions shall remain enforceable.

X.GOVERNING LAW AND VENUE

Employee agrees that all of Employee’s obligations hereunder shall be binding upon Employee’s heirs, beneficiaries, and legal representatives and that the laws of the State of Minnesota shall govern as to the interpretation and enforceability of this Agreement without regard to conflicts of law principles. Employee and the Company agree that any claim or dispute between them shall be adjudicated or arbitrated (as may be required under the Mutual Arbitration Agreement) exclusively in the State of Minnesota, Hennepin County District Court, or the United States District Court for the District of Minnesota. Employee and the Company hereby consent to the personal jurisdiction of these courts and waive any objection that such venue is inconvenient or improper.

XI.MISCELLANEOUS

A.Relief, Remedies and Enforcement. Employee acknowledges and agrees that a breach of any provision of this Agreement by Employee will cause serious and irreparable injury to the Company that will be difficult to quantify and that money damages alone will not adequately compensate the Company. In the event of a breach or threatened or intended breach of this Agreement by Employee, the Company shall be entitled to injunctive relief, both temporary and final, enjoining and restraining such breach or threatened or intended breach. Employee further agrees that should Employee breach this Agreement, the Company will be entitled to any and all other legal or equitable remedies available to it, including the recovery and return of any amount paid to Employee to enter into this Agreement, the disgorgement of any profits, commissions, or fees realized by Employee, any subsequent employers, any business owned or operated by Employee, or any of Employee’s agents, heirs, or assigns. Employee shall also pay the Company all reasonable costs and attorneys’ fees the Company incurred because of Employee’s breach of any provisions of this Agreement.

B.Withholding Taxes. The Company may take such action as it deems appropriate to ensure that all applicable Federal, State, city and other payroll, withholding, income or other taxes arising from any compensation, benefits or any other payments made pursuant to this Agreement or any other contract, agreement or understanding which relates, in whole or in part, to Employee’s employment with the Company are withheld or collected from Employee.

C.Amendments. No amendment or modification of this Agreement shall be deemed effective unless made in writing.

D.Opportunity to Request Modification. In the event that Employee has an employment or other opportunity that may conflict with the provisions of this Agreement, Employee shall bring that

Exhibit 10.18
situation to the attention of the Chief Human Resources Officer or Chief Legal Officer, or their designee, for the Company. Depending upon the circumstances, it may be possible to agree to an amendment of the restrictions contained in this Agreement, so long as the Company’s interests can still be protected and preserved.

E.No Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provisions of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall not be deemed a continuing waiver unless specifically stated, shall operate only as to the specific term or condition waived, and shall not constitute a waiver of such term or condition for the future or as to any act other than as specifically set forth in the waiver.

F.Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns. Employee may not assign Employee’s rights and obligations under this Agreement without prior written consent of the Company. The Company may assign this Agreement and/or its rights or obligations under this Agreement. Any and all rights and remedies of the Company under this Agreement shall inure to the benefit of and be enforceable by any successor or assignee of the Company.

G.At-Will. Employee acknowledges and agrees that nothing in this Agreement is a guarantee or assurance of employment for any specific period of time. Employee understands that Employee is an at-will employee and that either Employee or the Company may terminate this at-will employment relationship at any time for any reason not prohibited by law.

H.Survival. The obligations Employee has undertaken in this Agreement shall survive the Last Day and no dispute regarding any other provisions of this Agreement or regarding Employee’s employment or the termination of Employee’s employment shall prevent the operation and enforcement of these obligations.

I.Entire Agreement, Amendments. Employee agrees that this Agreement constitutes the entire agreement and understanding between the parties and supersedes any prior agreements, either oral or in writing, between Employee and the Company with respect to all matters within the scope of this Agreement. No provision of this Agreement may be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in writing and signed by Employee and the Chief Legal Officer or the Chief Human Resources Officer, or their designee, of the Company. This Agreement shall be enforced in accordance with its terms and shall not be construed against either party.

J.Restrictive Covenant Addenda. Employee acknowledges and agrees that different restrictive covenant obligations than those set forth in Section VI above may apply to Employee if Employee resides or works in certain jurisdictions. While Employee resides or works in such a jurisdiction, including on the Last Day, Employee agrees that the restricted activities set forth in Section VI, as well as any other applicable obligations set forth in this Agreement, shall be superseded only as set forth in the applicable Addendum attached hereto as Appendix A.

K.Electronic Signatures. Employee agrees that the Company may enforce this Agreement with a copy for which Employee has provided an electronic signature, and that such electronic signature may be satisfied by procedures that the Company or a third party designated by the Company has established or may establish for an electronic signature system, and Employee’s electronic signature shall be the same as, and shall have the same force and effect as, Employee’s written signature. By electronically accepting this Agreement, Employee agrees to the following: “This electronic contract contains my electronic signature, which I have executed with the intent to sign this Agreement.”

Non-Compete

ADDENDA TO PROTECTIVE AGREEMENT

As set forth in Section XI.J. of the above Management-Employee Agreement (the “Agreement”), Employee acknowledges and agrees that different restrictive covenant obligations than those set forth in the Agreement apply to Employee if Employee resides or works in any of the following jurisdictions:

California
Colorado
Illinois
Indiana
Louisiana
Massachusetts
Nebraska
North Dakota
Oklahoma
Oregon
Virginia
Washington
Wisconsin

To the extent that Employee resides or works in such a jurisdiction, Employee agrees that the restricted activities set forth in the Agreement shall be superseded only as set forth in the applicable Addendum below, to which Employee agrees simultaneously with the execution of the Agreement.

Capitalized terms used but not defined in the following Addenda shall have the respective meanings ascribed to such terms in the Agreement. This section is expressly incorporated into and made part of each Addendum below.

Non-Compete

CALIFORNIA ADDENDUM

Addendum No. 1:

The language in Section VI “Restrictive Covenants” is modified by adding the following:

The restrictions related to competitive activities in Section VI.B.(4) and solicitation/interference in Section VI.B.(1) and (2) only apply while Employee is employed by or otherwise working for the Company. This modification shall be effective only during such period of time that Employee primarily works and resides in the State of California.

Addendum No. 2:

The language in Section X “Governing Law and Venue” is modified by adding the following:

Employee understands that while residing and working in the State of California, the Agreement will be subject to the laws of the State of California.

COLORADO ADDENDUM

Addendum No. 1:

The language in Section IV.A. “Access and Use” is modified by adding the following:

Employee acknowledges and agrees that the restrictions in this section are reasonable and shall not prohibit the disclosure of information arising from Employee’s general training, knowledge, skill, or experience, whether gained on the job or otherwise, information readily ascertainable to the public, and/or information an employee has a right to disclose as legally protected conduct.

Addendum No. 2:

The language in Section VI “Restrictive Covenants” is modified by adding the following:

If Employee primarily works or resides in the State of Colorado, the restrictions related to competitive activities in VI.B.(4) only applies to the extent Employee earns, both at the time this Agreement is entered into and at the time the Company enforces it, an amount of annualized cash compensation equivalent to or greater than the threshold amount for highly compensated workers as determined by the Colorado Department of Labor and Employment at the time this Agreement is entered into, and such activities will involve the inevitable use of, or near-certain influence by Employee’s knowledge of, Trade Secrets disclosed to Employee during the course of employment with the Company.

If Employee primarily works or resides in the State of Colorado, the restrictions related to solicitation activities in Sections VI.B.(1)-(3) only apply to the extent Employee earns, both at the time this Agreement is entered into and at the time the Company enforces it, an amount of annualized cash compensation equivalent to or greater than 60% of the threshold amount for highly compensated workers as determined by the Colorado Department of Labor and Employment at the time this Agreement is entered into, and such activities will involve the inevitable use of, or near-certain influence by Employee’s knowledge of, Trade Secrets disclosed to Employee during the course of employment with the Company.

Addendum No. 3:

The language in Section X “Governing Law and Venue” is modified by adding the following:

Non-Compete
Employee understands that if Employee primarily resides or works in the State of Colorado at the time Employee’s employment with the Company is terminated, the Agreement will be subject to the laws and courts of the State of Colorado.

Addendum No. 4:

Employee acknowledges and agrees Employee has been provided with, and has signed, a separate notice of Employee’s obligations either (1) prior to Employee’s acceptance of employment with the Company or (2) for current employees of the Company, at least fourteen (14) days before the effective date of this Agreement, in the following form and substance. Employee further acknowledges and agrees this Agreement shall not become effective until (3) Employee’s first day of employment, if presented with such notice and a copy of the Agreement prior to accepting an offer of employment, or (4) for current employees of the Company, fourteen (14) days after receiving such notice and a copy of the Agreement.

ILLINOIS ADDENDUM

Addendum No. 1:

A new Section VI.F. is added as follows:

Employee understands that (a) the non-competition obligations under Section VI.B.(4) do not apply to Employee if Employee does not earn the statutory minimum compensation set by Illinois statute (e.g., between January 1, 2021 and January 2, 2027, the statutory threshold is $75,000 per year or less); and (b) the non-solicitation obligations under Section VI.B.(1) through Section VI.B.(3) do not apply to Employee if Employee does not earn the statutory minimum compensation set by Illinois statute (e.g., between January 1, 2022 and January 2, 2027, the statutory threshold is $45,000 per year or less).

Addendum No. 2:

A new Section VI.G. is added as follows:

Employee agrees that before being required to sign this Agreement, the Company provided Employee with fourteen (14) calendar days to review it. The Company advises Employee to consult with an attorney before entering into this Agreement.

Addendum No. 3:

A new Section VI.H. is added as follows:

Employee understands that if Employee is separated from employment with the Company due to COVID-19 or “circumstances that are similar to the COVID-19 pandemic” the Company may not enforce Section 3 unless it pays Employee the compensation equivalent to Employee’s base salary at the time of the Last Day for the Restricted Period minus any compensation Employee earns through subsequent employment during the Restricted Period.

INDIANA ADDENDUM
Addendum No. 1:

The language in Section VI.B.(3) “Employee Non-Solicitation/Non-Interference” is modified to insert the following as the last sentence:

The foregoing covenant shall only apply if Employee has access to or possesses any knowledge that would give a Competitor an unfair advantage, if Employee supervised or directly or indirectly worked with such employees, or if Employee gained non-public or Confidential Information about such employees.

Non-Compete

LOUISIANA ADDENDUM

Addendum No. 1:

The language in Section III.J. “Restricted Geographic Area” is stricken and hereby replaced with the following:

“Restricted Geographic Area” shall mean the performance of “Responsibilities” (defined below) in Louisiana Parishes that the Company identifies in separate written amendment(s) in the form set forth in Schedule A to this Louisiana Addendum, including at the time of entering into the Agreement. The Parishes include certain of the following: Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, DeSoto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Parish, Jefferson Davis Parish, Lafayette Parish, Lafourche Parish, LaSalle Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, and Winn Parish, all so long as the business of the Company is transacted therein. Employee hereby stipulates that the Company does business in certain of the aforementioned parishes, counties, and municipalities as of the date of this Louisiana Addendum. Employee also understands that the Company serves those counties of the adjacent states that border the State of Louisiana and that Employee will equally be bound in those geographic areas where Employee also performs Responsibilities for the Company. For purposes of the Agreement, “Responsibilities” means the same or similar material responsibilities Employee performed for the Company, including Employee’s representation of the Company or my business contact with Customers, during the two (2) years prior to the Last Day and within the Restricted Geographic Area, or portion thereof, where Employee performed those Responsibilities for the Company.

Employee acknowledges that the Company’s business and Employee’s Responsibilities for the Company are expanding. Accordingly, Employee agrees that the Company may amend the Restricted Geographic Area by way of separate written amendment(s) in the form set forth in Schedule A to this Louisiana Addendum specifying new or additional parishes and counties. Any such separate written amendment(s) shall have the same force and effect as if the amendment(s) were originally a part of, or such parishes and counties were originally listed in, this Louisiana Addendum. The Company will provide Employee with any and all amendments that amend the Restricted Geographic Area. Employee agrees that if the Company provides Employee with an amendment that amends the

Restricted Geographic Area that it will represent as fact that the Company does business in all of the geographical areas identified in such an amendment.

Addendum No. 2:

The language in Section VI.B.(1) “Business Partner Non-Solicitation” is stricken and hereby replaced with the following:

and in connection with a Competing Business, solicit or refer or attempt to solicit or refer any Business Partner that is located or does business in the Restricted Geographic Area to a Competitor.

Non-Compete
Addendum No. 3:

The language in Section VI.B.(2) “Business Partner/Non-Interference/Non-Diversion” is stricken and hereby replaced with the following:

a) induce, encourage or cause any Business Partner that is located or does business in the Restricted Geographic Area to terminate a relationship with the Company or (b) limit, divert, decrease or in any manner modify to the Company’s detriment, such foregoing Business Partner’s business relationship with the Company.

* * *

SCHEDULE A TO LOUISIANA ADDENDUM – FORM OF AMENDMENT AMENDMENT NO. 1 TO THE LOUISIANA ADDENDUM

The parties agree that this Amendment No. 1 to the Louisiana Addendum (“First Amendment”) shall modify the term “Restricted Geographic Area” contained in the Louisiana Addendum to the Management- Employee Agreement (the “Agreement”). This First Amendment shall be read in conjunction with the rest of the Agreement and the Louisiana Addendum, and enforced to the fullest extent permissible to protect the Company’s legitimate business interests.

With respect to Louisiana Parishes, Employee agrees that the Restricted Geographic Area shall include the following Parishes (IN BOLD OR CIRCLED) where the Company does business and Employee is performing Responsibilities for the Company: Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, DeSoto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Parish, Jefferson Davis Parish, Lafayette Parish, Lafourche Parish, LaSalle Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, and Winn Parish, all so long as the business of the Company is transacted therein. Employee hereby continues to stipulate that the Company does business in all of the above bolded or circled parishes, counties, and municipalities as of the date of this Louisiana Addendum. Employee also understands that the Company serves those counties of the adjacent states that border the State of Louisiana and that Employee will equally be bound in those geographic areas where Employee also performs Responsibilities for the Company.

By Employee’s signature below, Employee agrees to the terms and conditions expressed in this Amendment No. 1 to the Louisiana Addendum.

Non-Compete

EMPLOYEE	C.H. ROBINSON, WORLDWIDE, INC.

By:	By:	/s/ Angie Freeman

Name:	Name:	Angie Freeman

Dated:	Dated:	Chief Human Resources & ESG Officer

MASSACHUSETTS ADDENDUM

Addendum No. 1:

The language in Section VI.B.(4) “Non-Competition” is stricken and hereby replaced with the following:

(4)During Employee’s employment with the Company and for a period of twelve (12) months from the Last Day – i.e., the date of Employee’s voluntary termination of employment, or of the involuntary termination of Employee’s employment with cause (defined below) – Employee shall not directly or indirectly (through others) within the Restricted Geographic Area, perform the same or similar responsibilities Employee performed for the Company in connection with a Competing Business.

(a)Nothing in the Agreement is intended to prevent Employee from investing Employee’s funds in securities of a person engaged in a business that is directly competitive with the Company if the securities of such a person are listed for trading on a registered securities exchange or actively traded in an over-the- counter market and Employee’s holdings represent less than one percent (1%) of the total number of outstanding shares or principal amount of the securities of such a person.

(b)For purposes of Section VI.B.(4), “cause” means misconduct, violation of any policy of the Company, including any rule of conduct or standard of ethics of the Company, breach of the Agreement (including this Massachusetts Addendum) or the breach of any confidentiality, non-disclosure, non-solicitation or assignment of Inventions obligations to the Company, failure to meet the Company’s reasonable performance expectations, or other grounds directly and reasonably related to the legitimate business needs of the Company.

(c)If the Company enforces the non-competition restrictions of this Section VI.B.(4) for a period of time after the Last Day (the “Restraint Period”), it will pay Employee an amount equal to fifty percent (50%) of the highest annualized base salary that Employee received from the Company within the two (2) years immediately preceding the Last Day, less any applicable deductions (the “Restraint Payment”). The Restraint Payment will be paid on a pro-rata basis during the Restraint Period in the same manner that Employee would have received wages from the Company had Employee been employed during the Restraint Period.

(d)Employee understands that if the Company elects to waive the non-competition restrictions set forth herein, Employee will not receive any compensation or consideration described in Section VI.B.(4). Employee further understands that at the Last Day, the Company (i) shall elect whether to waive its enforcement of the

Non-Compete
non-competition provisions in the Agreement (including this Massachusetts Addendum), and (ii) shall inform Employee in writing of its election, in writing.

(e)The Restraint Period shall be extended to twenty-four (24) months if Employee (i) breached Employee’s fiduciary duty(ies) to the Company, or (ii) unlawfully took, physically or electronically, property belonging to the Company.

(f)NOTICE. If Employee was already employed by the Company on the date of Employee’s signature on the Agreement or on this Massachusetts Addendum, Employee acknowledges (i) that the Agreement (including this Massachusetts Addendum) was delivered to Employee at least ten (10) business days before the date that this Massachusetts Addendum was executed by both of the parties, and (ii) that Employee has been provided with fair and reasonable consideration in exchange for Employee’s agreement to the non-competition restrictions set forth in this Section VI.B.(4).

(g)NOTICE. If Employee was not already employed by the Company on the date of Employee’s signature on the Agreement or on this Massachusetts Addendum, Employee acknowledges that the Agreement (including this Massachusetts Addendum) was delivered to Employee (i) before a formal offer of employment was made to Employee by the Company, or (ii) ten (10) business days before the commencement of Employee’s employment with the Company, whichever was earlier.

(h)Employee acknowledges that Employee has been advised of Employee’s right to consult with counsel of Employee’s own choosing prior to signing the Agreement and this Massachusetts Addendum. By signing the Agreement and this Massachusetts Addendum, Employee acknowledges that Employee has had time to read and understand the terms of the Agreement and this Massachusetts Addendum, and to consult with Employee’s own legal counsel, not including counsel for the Company, regarding the Agreement and the Addendum prior to their execution. Employee agrees that Employee has actually read and understood the Agreement and this Massachusetts Addendum and all of their terms, that Employee is entering into and signing the Agreement and this Massachusetts Addendum knowingly and voluntarily, and that in doing so Employee is not relying upon any statements or representations by the Company or its agents.

(i)Employee acknowledges (i) that the Non-Competition covenant contained in this Section VI.B.(4) is no broader than necessary to protect the Company’s Confidential Information, Trade Secrets, and goodwill, and (ii) that the those business interests, and the business interests identified in the Agreement, cannot be adequately protected through restrictive covenants other than the Non- Competition covenant contained in this Section VI.B.(4), including without limitation the non-solicitation, non-disclosure, and non-use restrictions set forth in the Agreement.

Addendum No. 2:

The language in Section X. Governing Law and Venue is stricken and hereby replaced with the following:

A.Employee agrees that all of Employee’s obligations hereunder shall be binding upon Employee’s heirs, beneficiaries, and legal representatives.

Non-Compete
B.The parties agree that, except with respect to the non-competition covenant contained in Section VI.B.(4), the laws of the State of Minnesota shall govern as to the interpretation and enforceability of the Agreement without regard to conflicts of law principles. Employee and the Company further agree that any claim or dispute between them, except for claims or disputes arising under or in connection with the non-competition covenant contained in Section VI.B.(4), shall be adjudicated or arbitrated (as may be required under the Mutual Arbitration Agreement) exclusively in the State of Minnesota, Hennepin County District Court, or the United States District Court for the District of Minnesota. Employee and the Company hereby consent to the personal jurisdiction of these courts and waive any objection that such venue is inconvenient or improper.

C.The parties agree that, with respect to the non-competition covenant contained in Section VI.B.(4), the laws of the Commonwealth of Massachusetts shall govern as to the interpretation and enforceability of the Agreement without regard to conflicts of laws principles. Employee and the Company further agree that any claim or dispute between them that arises under or in connection with the non-competition covenant contained in Section VI.B.(4) shall be adjudicated in (1) the United States District Court for the District of Massachusetts, Eastern Division, if that Court has subject matter jurisdiction over the dispute; or, if it does not, in (2) the Business Litigation Session of the Suffolk County Superior Court, or, if the Business Litigation Session does not accept the case for any reason whatsoever, (3) the Suffolk County Superior Court. Employee agrees and consents to the personal jurisdiction and venue of the Federal or State courts of Massachusetts for resolution of any disputes or litigation arising under or in connection with the non-competition covenant contained in Section VI.B.(4), and Employee waives any objections or defenses to personal jurisdiction or venue in any such proceeding before any such court.

Addendum No. 3:

The language in Section XI.I. Entire Agreement, Amendments is stricken and hereby replaced with the following:

Employee agrees that the Agreement constitutes the entire agreement and understanding between the parties and supersedes any prior agreements, either oral or in writing, between Employee and the Company with respect to all matters within the scope of the Agreement. No provision of the Agreement may be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in writing and signed by Employee and the Chief Legal Officer or the Chief Human Resources Officer, or their designee, of the Company. Employee agrees that any change or changes in Employee’s job title, job duties, or responsibilities, reporting structure, compensation, or any other term or condition of Employee’s employment after the date that Employee executes the Agreement or this Massachusetts Addendum shall not affect the validity or scope of the restrictive covenants set forth in the Agreement and in this Massachusetts Addendum. The restrictive covenants will remain valid, effective, and enforceable notwithstanding any such change or changes in Employee’s employment. This Agreement shall be enforced in accordance with its terms and shall not be construed against either party.

NEBRASKA

Addendum No. 1:

The language in Section III.A. “Business Partner” is stricken and hereby replaced with the following:

“Business Partner” means any Customer (defined below), Carrier (defined below), consultant, contractor, supplier, grower or vendor, with whom, within two (2) years prior to the Last Day (defined below), Employee directly provided, or worked with in providing, products or services in connection with the Company Business (defined below).

Addendum No. 2:

The language in Section VI.B. is stricken and hereby replaced with the following:

Non-Compete

B.During the Restricted Period and in the Restricted Geographic Area, Employee shall not directly or indirectly (through others):

(1)Business Partner Non-Solicitation: and in connection with a Competing Business, solicit or refer or attempt to solicit or refer any Business Partner to a Competitor.

(2)Business Partner/Non-Interference/Non-Diversion: (a) induce, encourage or cause any Business Partner to terminate a relationship with the Company or (b) limit, divert, decrease or in any manner modify to the Company’s detriment, the Business Partner’s business relationship with the Company.

(3)Employee Non-Solicitation/Non-Interference: (a) recruit or solicit any employee or agent of the Company for employment or service with or on behalf of any Competing Business; (b) attempt to interfere with the contract or relationship between the Company and any of its employees or agents; or (c) cause or attempt to cause any employee or agent of the Company to terminate or reduce employment or service with the Company.

(4)Non-Competition: perform the same or similar responsibilities for a Business Partner that Employee performed for the Company in connection with a Competing Business. Nothing in the Agreement is intended to prevent Employee from investing Employee’s funds in securities of a person engaged in a business that is directly competitive with the Company if the securities of such a person are listed for trading on a registered securities exchange or actively traded in an over- the-counter market and Employee’s holdings represent less than one percent (1%) of the total number of outstanding shares or principal amount of the securities of such a person.

NORTH DAKOTA ADDENDUM

Addendum No. 1:

The language in Section VI.B. is modified by adding the following:

The restrictions related to competitive activities and solicitation only apply while Employee is employed by the Company. Employee further acknowledges that the restrictions do not prevent Employee from exercising a lawful profession, trade, or business as they only apply while Employee is employed by the Company.

Addendum No. 2:

The language in Section X. “Governing Law and Venue” is modified by adding the following:

Employee understands that while residing and working in the State of North Dakota, the restrictions related to restrictive covenants, solicitation of customers, and competitive activities in Section VI.B. hereof will be subject to the laws of the State of North Dakota.

OKLAHOMA ADDENDUM

Addendum No. 1:

The language in Section VI.B.(1) “Business Partner Non-Solicitation” and Section VI.B.(2) “Business Partner/Non-Interference/Non-Diversion” is stricken and hereby replaced with the following “Customer Non-Solicitation” provision:

Non-Compete
Customer Non-Solicitation. Employee covenants and agrees that during the Restricted Period, Employee will not directly solicit the sale of goods, services or a combination of goods and services from the established customers of the Company.

Addendum No. 2:

The language in Section VI.B.(4) “Non-Competition” is modified by adding the following:

The restrictions related to competitive activities only apply while Employee is employed by the Company. Further, Employee acknowledges that the restrictions do not prevent Employee from exercising a lawful profession, trade, or business as they only apply while Employee is employed by the Company.

OREGON ADDENDUM

Addendum No. 1:

The language in the “NOW, THEREFORE” section on page 1 of the Agreement is modified to include the following language:

The Agreement is executed upon Employee’s initial employment with Company and is a condition of such employment or is executed upon the Employee’s “subsequent bona fide advancement” within the meaning of Oregon Revised Statutes (ORS) Section 653.295 because of, among other things, Employee’s increased responsibilities and access to Confidential Information and Trade Secrets. If this Agreement is executed upon initial employment, Employee acknowledges that Employee was informed in a written job offer at least two (2) weeks before starting work that Employee must enter into this Agreement as a condition of employment. If executed upon a “subsequent bona fide advancement,” Employee knowingly and voluntarily waives any argument that Employee’s new role does not constitute a “subsequent bona fide advancement.”

Addendum No. 2:

The language in Section IV.D. “Additional Legal Exceptions to Non-Disclosure Obligations” modified by adding the following sentence to the end of that section:

Nothing in this Agreement prohibits Employee from discussing or disclosing conduct that constitutes unlawful discrimination or harassment, including sexual assault.

Addendum No. 3:

The language in Section VI.B.(1) “Business Partner Non-Solicitation” and Section VI.B.(2) “Business Partner/Non-Interference/Non-Diversion” is stricken in its entirety and replaced with the following:

During the Restricted Period and in connection with a Competing Business, Employee shall not directly or Indirectly: (a) solicit, refer or attempt to solicit or refer any Business Partner to a Competitor; (b) transact or attempt to transact business with any Business Partner; or (c) induce or encourage any Business Partner to terminate a relationship with the Company or otherwise to cease accepting services or products from the Company.

Addendum No. 4:

The language in Section VI.E. is supplemented as follows:

Except as provided in this section, the non-competition restrictions in Section VI.B.(1) do not apply to Employee if (a) Employee is not classified as exempt from overtime under Oregon law as an employee engaged in administrative, executive, or professional work; or, (b) at the time

Non-Compete
of Employee’s separation from the Company, Employee is not paid a gross salary and commissions in the amount required under ORS 653.295, calculated on an annual basis (hereafter, a “Non-Qualified Employee”). However, even if Employee is a Non-Qualified Employee, the Company may, at its sole discretion, elect to enforce the non- competition restrictions in Section V1.B.(1) by paying Employee, for up to the maximum Restricted Period, compensation equal to the greater of (a) fifty (50) percent of Employee’s annual gross base salary and commissions at the time of Employee’s separation; or (b) fifty (50) percent of the minimum annual compensation required under ORS 653.295. If the Company elects to enforce Section VI.B.(1) by agreeing to make the payments referenced in this section, Employee will be notified in writing. Employee understands and acknowledges that the Company’s election not to pay the compensation set out in this section affects the applicability of Section VI.B.(1) only in the event Employee is a Non- Qualified Employee and that the election of non-payment does not relieve a Non-Exempt Employee from any other post-employment restriction in the Agreement, including the restrictions in Sections VI.B.(3) through VI.B.(4) and Section IV.A.

VIRGINIA ADDENDUM

Addendum No. 1:

The language in Section IV.B. “Duration of Confidential Information and Trade Secrets” is stricken and hereby replaced with the following:

With regard to Confidential Information, this obligation of non-disclosure and non-use shall last for two (2) years following the Last Day. Employee understands that Trade Secrets are protected by statute and are not subject to any specific time limits. If Employee has any questions about whether such information is protected information, Employee agrees to contact the Company before using, disclosing, or distributing any Confidential Information or Trade Secrets.

Addendum No. 2:

The language in Sections VI.B.(1)-(2) “Business Partner Non-Solicitation” and “Business Partner/Non-Interference/Non-Diversion” is modified by adding the following:

The restrictions set forth in Sections VI.B.(1)-(2) shall not apply if Employee qualifies as a “low-wage employee” pursuant to Virginia Code § 40.1-28.7:8.

Addendum No. 3:

The language in Section VI.B.(3) “Employee Non-Solicitation/Non-Interference” is stricken and hereby replaced with the following:

and in connection with any individual(s) who Employees knows (or reasonably should know) is a then-current employee or agent of the Company, (a) recruit or solicit any employee or agent of the Company for employment or service with or on behalf of any Competing Business; (b) attempt to interfere with the contract or relationship between the Company and any of its employees or agents; or (c) cause or attempt to cause any employee or agent of the Company to terminate or reduce employment or service with the Company.

Addendum No. 4:

The language in Section VI.B.(4) “Non-Competition” is stricken and hereby replaced with the following:

within the Restricted Geographic Area, perform the same or similar responsibilities Employee performed for the Company during the two (2) years preceding the Last Day in connection with a Competing Business. Nothing in the Agreement is intended to prevent Employee from investing Employee’s funds in securities of a person engaged in a business that is directly competitive with

Non-Compete
the Company if the securities of such a person are listed for trading on a registered securities exchange or actively traded in an over-the-counter market and Employee’s holdings represent less than one percent (1%) of the total number of outstanding shares or principal amount of the securities of such a person. The restrictions set forth this Section VI.B.(4) shall not apply if Employee qualifies as a “low- wage employee” pursuant to Virginia Code § 40.1-28.7:8.

WASHINGTON ADDENDUM

Addendum No. 1:

The language in Section VI.B.(2) “Business Partner/Non-Interference/Non-Diversion” is stricken and hereby replaced with the following:

Customer Non-Solicitation: (a) solicit any Customer to terminate a relationship with the Company or (b) solicit any Customer to limit, divert, decrease or in any manner modify to the Company’s detriment, the Customer’s business relationship with the Company.

Addendum No. 2:

The language in Section VI.B.(3) “Employee Non-Solicitation/Non-Interference” is stricken and hereby replaced with the following:

Employee Non-Solicitation: solicit any employee of the Company to terminate employment with the Company.

Addendum No. 3:

The language in Section VI.C is modified by adding the following:

The parties agree that the request for the extended duration of any restrictive covenant under this Section VI.C. shall not exceed eighteen (18) months after Employee’s Last Day.

Addendum No. 4:

The language in Section VI.E. is modified by adding the following:

Any clause, paragraph or section of this Agreement, including but not limited to all or parts of Section VI. “Restrictive Covenants,” that are or are determined to be non-competition covenants under Washington State law, are only effective and enforceable once Employee earns more than the annual statutory compensation minimum, which may be prorated for service of less than a year, for enforcement of non-competition covenants found in Title 49 RCW. This statutory compensation minimum for enforcement of non-competition covenants does not affect the enforceability of any other part of this Agreement.

Addendum No. 5:

A new Section VI.F. is added to the Agreement:

In the event Employee’s employment is terminated as a result of an involuntary layoff, the noncompetition covenants in this Agreement will not be enforced, unless, in the Company’s sole discretion, it elects to pay Employee compensation equivalent to Employee’s base salary at the time of termination for the period of enforcement of the non-competition covenant, less any compensation earned by Employee through subsequent employment (hereafter the “Noncompetition Compensation”). The Company will advise Employee in writing whether it will elect to pay the Noncompetition Compensation to enforce any noncompetition covenants in this Agreement. Payment of the Noncompetition Compensation will occur in monthly installments on the Company’s regularly scheduled payday, until such time as the Company elects to discontinue

Non-Compete
the payments, and in no event for longer than twelve (12) months after Employee’s Last Day. If the Company notifies Employee that it elects to pay the Noncompetition Compensation under this Section VI.F., Employee agrees to submit a written statement to the Company on or before the fifth day of each month during the period of enforcement of the noncompetition covenants disclosing the amount of gross compensation Employee earned the previous month, along with the paystubs or other evidence of payment acceptable to the Company. Employee understands that the Company is entitled to offset any compensation Employee earns from subsequent installments of the Noncompetition Compensation or, alternatively, to terminate all further payments of the Noncompetition Compensation. If, during the period of enforcement of the noncompetition covenants, Employee reports earning compensation equal to or greater than Employee’s base salary at the Company at the time of termination, Employee understands that the noncompetition covenants will be enforceable according to their terms without additional Noncompetition Compensation. At no time is the Noncompetition Compensation earned or owed until paid. For absence of doubt, the Company reserves the right to elect not to pay any Noncompetition Compensation, or, after electing to pay the Noncompetition Compensation, to discontinue payment at any time for any reason. Employee understands and agrees that this section and the potential Noncompetition Compensation is only applicable if the Company terminates Employee’s employment as a result of an involuntary layoff.

Addendum No. 6:

The language in Section IV.D. “Additional Legal Exceptions to Non-Disclosure Obligations” modified by adding the following sentence to the end of that section:

Nothing in this Agreement prohibits Employee from discussing or disclosing conduct that employee reasonably believes under Washington State, Federal, or common law to be illegal discrimination, illegal harassment, illegal retaliation, a wage and hour violation, or sexual assault, or that is recognized as against a clear mandate of public policy.

Addendum No. 7:

The language in Section X. “Governing Law and Venue” is stricken and hereby replaced with the following:

Employee agrees that all of Employee’s obligations hereunder shall be binding upon Employee’s heirs, beneficiaries, and legal representatives and that the law of the State of Washington shall govern as to the interpretation and enforceability of this Agreement without regard to conflicts of law principles. Employee and the Company agree that any claim or dispute between them shall be adjudicated or arbitrated (as may be required under the Mutual Arbitration Agreement) exclusively in a proper Superior Court in the State of Washington, or the United States District Court for the Eastern or Western District of Washington. Employee and the Company hereby consent to the personal jurisdiction of these courts and waive any objection that such venue is inconvenient or improper.

WISCONSIN ADDENDUM

Addendum No. 1:

The language in Section III.A. “Business Partner” is stricken and hereby replaced with the following:

“Business Partner” means any Customer (defined below), Carrier (defined below), consultant, contractor, supplier, grower or vendor, with whom, within two (2) years prior to the Last Day (defined below), Employee, directly or indirectly (e.g., through employees whom Employee directly supervised) provided, or worked with in providing, products or services in connection with the Company Business (defined below).

Non-Compete
Addendum No. 2:

The language in Section III.D. “Competing Business” is stricken and hereby replaced with the following:

“Competing Business” means any product, process, system or service (in existence or under development) of any person or organization other than the Company that competes with the Company Business (in existence or under development) upon which Employee worked or had responsibilities at the Company during the two (2) years prior to the Last Day.

Addendum No. 3:

The language in Section IV.B. “Duration of Confidential Information and Trade Secrets” is stricken and hereby replaced with the following:

This obligation of non-disclosure and non-use shall last so long as the information remains confidential. Employee, however, understands that Confidential Information that is not a Trade Secret shall be protected only for two (2) years following the Last Day and only in geographic areas where the unauthorized disclosure or use of such Confidential information would likely competitively harm the Company. Employee also understands that Trade Secrets are protected by statute and are not subject to any time limits. Employee also agrees to contact the Company before using, disclosing, or distributing any Confidential Information or Trade Secrets if Employee has any questions about whether such information is protected information. Nothing in this Agreement limits or affects the protection given to confidential information and trade secrets under statutory and common law.

Addendum No. 4:

The language in Section VI.B.(2) “Business Partner/Non-Interference/Non-Diversion” and Section VI.B.(3) “Employee Non-Solicitation/Non-Interference” is stricken and hereby replaced with the following:

(2)Business Partner/Non-Interference/Non-Diversion: and in connection with a Competing Business: (a) induce, encourage or cause any Business Partner to terminate a relationship with the Company or (b) limit, divert, decrease or in any manner modify to the Company’s detriment, the Business Partner’s business relationship with the Company.

(3)Employee Non-Solicitation/Non-Interference: (a) recruit or solicit any Key Employee (defined below) of the Company for employment or service with or on behalf of any Competing Business; (b) on behalf of a Competing Business, attempt to interfere with the contract or relationship between the Company and any of its Key Employees; or (c) on behalf of a Competing Business, cause or attempt to cause any Key Employee of the Company to terminate or reduce employment or service with the Company. For purposes of this Section VI.B.(3), “Key Employee” means any person who is: (i) employed by the Company, and is either someone with whom Employee had material contact and obtained Confidential Information about that could be used to persuade the Key Employee to leave his or her employment with the Company or was supervised by Employee during the twelve (12) months immediately preceding the Last Day, and (ii) is a manager, officer, director, or executive of the Company; and/or is in possession of Confidential Information and/or Trade Secrets of the Company that could be used to competitively harm the Company by the Competing Business.

Addendum No. 5:

Section VI.C is stricken in its entirety.

Non-Compete

Executed at Eden Prairie, Minnesota, on this date:

Employee:

By:	C.H. Robinson Worldwide, Inc.
/s/ Angie Freeman
Chief Human Resources & ESG Officer